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                                                        Exhibit 23.03

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FSC Semiconductor Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

San Jose, California
June 24, 1997